GREENSPRING FUND, INCORPORATED


                             THIRD QUARTER REPORT


                              SEPTEMBER 30, 1997





                  This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.

                                   October 1997



Dear Shareholders:

     The stock market posted excellent results during the third quarter. Small-cap stocks outperformed large-cap securities by a wide margin, as measured by the equity-only Lipper Small-Cap Fund Index and the Dow Jones Industrial Index. The smaller, lesser-known companies gained more than 15% during the quarter, as compared with a gain of less than 4% for the Dow Jones Industrials. This superior performance by small-cap stocks, after abysmal relative performance during the early months of 1997, allowed their year-to-date performance to finally catch up to that of the Dow Jones Industrials and the Standard & Poor's 500 Index. The Greenspring Fund also had a very strong quarter finishing with a gain of 8.6%, which brings the Fund's year-to-date performance to 22%

     With the general stock market trading at unprecedented valuation levels following the strong surge of the last several years, we thought an appropriate topic for this letter would be a discussion of our selling strategy. At the Greenspring Fund, we have always stressed that the preservation of capital is one of the most important tenets of our investment philosophy. Consequently, we are more cognizant than most mutual funds of the risks of holding overvalued securities.

     The basic precept underlying the Fund's selling strategy is that a security should be sold when the original premise that caused us to buy that security is no longer valid. Every holding in the portfolio must be frequently scrutinized and subjected to an analysis that compares the desirability of holding a security with the alternative of converting the security to cash and benefitting from the much lower, yet risk-free, return available in money market instruments. We try to be very careful not to rationalize holding a security for reasons that are different from those that caused us to buy it in the first place. Such a shifting of rationale may be a psychological reluctance to "admit defeat" and sell a disappointing holding or a hesitancy to part with a successful investment that has provided a boost to both the portfolio and our psyche. It must never be forgotten that the stock market is an objective, impassive mechanism that has no regard for any individual's cost basis or emotional attachment to a given security.

     Decisions to sell equity securities are usually made differently from those to sell either fixed income securities or "workout" investments. First, we will explain our methodology regarding stocks.

     At the Greenspring Fund, we seek to purchase stocks that the investment community does not follow efficiently. These securities usually have little or no sponsorship from Wall Street, which allows our research efforts to provide us with a competitive advantage. By the time we purchase a security, our knowledge about a company is superior to most other investors. Optimally, we will purchase a company's stock when its valuation is inexpensive relative to the overall market, the company's peers, and the company's historical valuation levels. This condition will allow the company's stock performance to be driven by events that are specific to the company, as opposed to being heavily influenced by the movement of the general stock market. Ideally, securities we purchase possess sufficiently powerful company-specific prospects that would enable them to provide positive performance to the Fund, even if the overall market declines.

     With a "successful" investment, the security will experience price appreciation as Wall Street "discovers" the security, research recommendations follow, and the ensuing buying interest results in upward pressure on the stock price. Hopefully, this increased sponsorship will propel the stock price higher to a level where the company's stock may no longer be undervalued relative to the market, its peers, or its historical valuation norms. At this point, the company's stock is now more efficiently followed by the investment community. Future, positive, company-specific events may be widely anticipated and already factored into the stock price. Consequently, the stock price may become much more sensitive to factors that influence the overall market and less driven by company-specific developments. It is at this stage that we believe the risk/reward characteristics may have deteriorated to a point that a sale or partial sale may be warranted, thus limiting the Fund's exposure to market volatility. We recognize it is quite possible that we may "leave some money on the table" when we decide to reduce a holding. However, if a security no longer meets our investment criteria and we believe the risk, whether market-related or company-specific, is significant, we will sell at least part of our investment position.

    After a "successful" investment has appreciated, rationalizing holding on to that security can be a natural tendency. After all, such an investment may be a longtime "favorite" that has produced strong gains that cosmetically look good in the portfolio. One must remain objective and not "fall in love" with a security. Absent tax considerations that may be important in taxable accounts, the only question in an investor's mind should be, "At this time, does the security still fit into my investment philosophy and do the risk/reward characteristics justify continuing to hold it?"

     When it comes to an "unsuccessful" security, the analysis should be virtually the same. Investors should ignore the fact that an investment has been a disappointment to date. Instead, one should objectively assess whether or not the original investment rationale still exists and whether or not it is still valid. If it is still legitimate, then a stock's decline should be viewed as a temporary impairment of capital and an opportunity to acquire additional shares at a more favorable price than the original investment. Conversely, if the original reason for purchasing the security is no longer present or is no longer supportable, then the security should be sold immediately. In this instance, the sooner the loss is realized, the better. Failure to admit defeat and cut losses quickly leads, at a minimum, to frustration and opportunity cost in terms of both money and research efforts. Worse yet, holding on to an unsuccessful security can lead to a permanent impairment of the portfolio's capital.

     One of the most common mistakes that investors make is to rationalize holding a disappointing investment that should be sold. Waiting for an investment to get back to "break-even" is a decision justified more by trying to avoid a blow to one's ego than by rational investment analysis. Additionally, human nature leads many investors to "throw good money after bad" as they purchase additional shares at lower and lower prices in the hope that an investment "this time" will turn out to be a profitable one. Investors should continue to hold a security because they have a strong conviction that it will go up, not merely because they hope or wish that it will.

     A marked difference exists between the Greenspring Fund's selling strategy for fixed income and workout investments and our strategy for selling equities. The exit strategy in a fixed income investment is much more clearly defined at the time of purchase. Typically, it is one of the following: a bond's maturity, a company's decision to redeem the bond at a date earlier than its maturity, or a decision by the bondholder to force the company to repurchase the bond. Similarly, for workout investments, a decision to sell may not be necessary due to an exit strategy that will result in the distribution of cash to holders according to a time schedule that is known or expected at the time of purchase. This characteristic is a major advantage of our method of fixed income and workout investing. Unlike successful equity investing, a successful investment in a fixed income or workout security is not necessarily dependent upon increased sponsorship by Wall Street. However, if greater recognition of the merits of a particular fixed income investment does result in a higher security price, then the expected return on the investment may be achieved sooner than anticipated, resulting in a higher than expected annualized return and/or an earlier than expected sale decision.

     The strategy an investor utilizes in selling securities is an important one, but often is not given much attention, especially during bull markets such as the one experienced during the last several years. By having a proactive attitude toward selling, an investor increases his flexibility and is better prepared to take advantage of newly discovered investment opportunities. We believe that the Greenspring Fund's disciplined selling strategy has greatly benefited the portfolio, by sharply reducing risk on an everyday basis, limiting permanent losses in securities, and better positioning the Fund to take advantage of promising new investments.


                                   Respectfully,


                                   Charles vK. Carlson
                                   President

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1997


COMMON STOCKS (61.38%)

     Shares                                                       Value

                 Aerospace (.70%)

     11,000      Lockheed Martin Corp.                      $   1,172,875
                                                                1,172,875

                 Banking (9.38%)

        600     *Bank Plus Corp.                                    7,725
     15,000      Bayview Capital Corp.                            410,625
     31,000      BostonFed Bancorp, Inc.                          652,937
     49,400      Charter Financial, Inc.                        1,037,400
     18,000      Chase Manhattan Corp.                          2,124,000
     15,000     *Coast Savings Financial, Inc.                    786,563
     25,000      Columbia Bancorp, Inc.                           725,000
     89,728      Crestar Financial Corp.                        4,206,000
     50,000      Dime Bancorp, Inc.                             1,046,875
     34,000      GA Financial, Inc.                               633,250
     15,000      Mercantile Bankshares Corp.                      487,500
     33,000     *PFF Bancorp, Inc.                                639,375
     21,100      PS Financial, Inc.                               356,063
     53,712      Patriot Bank Corp.                               953,388
     16,500     *Rocky Ford Financial Corp.                       239,250
     28,600      Statewide Financial Corp.                        614,900
      2,500      Wells Fargo & Company                            687,500
                                                               15,608,351

                 Business Services (1.19%)

     59,400      Standard Register Company                      1,978,762
                                                                1,978,762

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1997


COMMON STOCKS (CON'T)

    Shares                                                        Value

                 Consumer Products/Services (4.70%)

     52,400     *American Safety Razor                      $     962,850
    475,200     *BEC Group                                      2,465,100
    306,800     *Eagle Food Centers, Inc.                       1,572,350
     36,600      First Brands Corporation                         979,050
     19,900      Genesee Corporation Class B                      950,225
     60,000     *Host Marriott Services                           892,500
                                                                7,822,075

                 Construction (.82%)

     68,000     *Emcor Group Inc.                               1,360,000
                                                                1,360,000

                 Electric Power (.31%)

     25,150     *NRG Generating, Inc.                             521,863
                                                                  521,863

                 Environmental Services (2.65%)

    417,774     *ATC Group Services, Inc.                       4,412,738
                                                                4,412,738

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1997


COMMON STOCKS (CON'T)

    Shares                                                         Value

                 Financial Services (10.02%)

    300,900      Criimi Mae Inc.                            $   4,776,788
     68,500     *ITLA Capital Corp.                             1,387,125
    332,400     *Long Beach Financial Corp.                     4,508,175
    125,300      Ocwen Asset Investment Corp.                   2,881,900
     35,000     *Ocwen Financial, Inc.                          1,474,375
    107,900     *Ugly Duckling Corp.                            1,645,475
                                                               16,673,838

                 Healthcare Products/Services (.56%)

     69,700     *Mediq, Inc.                                      588,094
     15,071     *VWR Scientific                                   344,749
                                                                  932,843

                 Insurance (4.39%)

     75,000      PartnerRe Holdings, Ltd.                       3,229,688
    102,416      Reliastar Financial Corp.                      4,077,437
                                                                7,307,125

                 Manufacturing (10.81%)

    150,000     *Barringer Tech                                1,593,750
     11,300      C & D Technologies, Inc.                        518,387
    115,300     *Figgie International                          1,671,850
     69,600     *Figgie International Class A                  1,026,600
    278,300     *Griffon Corporation                           4,522,375
     55,200     *Middleby Corp.                                  545,100
    421,000      UNR Industries, Inc.                          2,105,000
    165,000      U.S. Industries, Inc.                         4,785,000
     35,000      Woodward Governor Company                     1,225,000
                                                              17,993,062

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1997


COMMON STOCKS (CON'T)

    Shares                                                        Value

                 Media (1.34%)

    100,000     *US West Media Group                        $   2,231,250
                                                                2,231,250

                 Natural Resources (5.90%)

    339,917      Castle Energy Corp.                            4,843,817
     32,500      Mitchel Energy & Development Corp. Cl. A         920,156
     47,300     *Norex Industries, Inc.                         1,087,900
     98,730      Penn Virginia Corp.                            2,943,388
      3,900      United States Lime & Minerals                     31,687
                                                                9,826,948

                 Real Estate (5.90%)

    181,200      Mark Centers Trust                             1,710,075
    307,800      Prime Retail, Inc.                             4,809,375
    175,945      The Town and Country Trust                     3,298,968
                                                                9,818,418

                 Companies in Liquidation (2.71%)

    226,976     *Atlantic Realty Trust                          2,695,340
    583,800     *EQK Realty Investors 1                           693,262
    581,450     *Hi Shear Industries, Inc.                      1,126,269
                                                                4,514,871

                 Total Common Stocks
                     (Cost $70,357,064)                       102,175,019

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1997


PREFERRED STOCKS (4.11%)

     Shares/
    Principal
     Amount                                                        Value

                 Convertible Pfd. Stocks (1.70%)

    117,000      Prime Retail, Inc., 8.50% Pfd. B           $   2,837,250

                 Total Convertible Pfd. Stocks                  2,837,250

                 Non-Convertible Pfd. Stocks (2.41%)

      1,000      Bank United Capital, 10.25%, Series A          1,025,000
     14,500      Illinois Power Company, Adj. Rate Pfd.,
                 Series A                                         734,062
     94,500     *River Bank America $3.75, Series A             2,244,375

                 Total Non-Convertible Pfd. Stocks              4,003,437

                 Total Pfd. Stocks (Cost $6,000,633)            6,840,687


BONDS (17.20%)

                 Convertible Bonds (8.98%)

$ 1,500,000      Alexander Haagen Properties, Inc.,
                 7.50%, 1/15/01                                 1,501,250
  2,000,000      Bell Sports Corp., 4.25%, 11/15/00             1,770,000
  5,000,000      Corporate Express, Inc., 4.50%, 7/1/00         4,740,625
  1,176,000      Kelley Oil & Gas Partners, Ltd.,
                 8.50%, 4/1/00                                  1,164,240
    685,000      Kelley Oil & Gas Partners, Ltd.,
                 7.875%, 12/15/99                                 667,875
    500,000      Liberty Properties Limited Partnership,
                 8.00%, 7/1/01                                    671,250

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1997


BONDS (CON'T)

   Principal
    Amount                                                        Value

                 Convertible Bonds (Con't)

$ 5,000,000     +Physicians Resource Group,
                 6.00%, 12/1/01                              $  4,431,250

                 Total Convertible Bonds                       14,946,490

                 Non-Convertible Bonds (7.96%)

  3,417,000      Bally Health & Fitness, 13.00%, 1/15/03        3,679,152
  2,445,000      Bayview Capital Corp., 9.125%, 8/15/07         2,536,688
  1,500,000      B.F. Saul Real Estate Investment Trust,
                 11.625%, 4/1/02                                1,601,250
  1,000,000      Figgie International, 9.875%, 10/1/99          1,047,813
  1,983,000      Homeland Stores, 10.00%, 8/1/03                1,913,595
  1,000,000     +Life Savings Bank, 13.50%, 3/15/04             1,001,250
    400,000      Ocwen Financial, 11.875%, 10/1/03                450,500
  1,000,000      U.S. Treasury, 7.125%, 9/30/99                 1,024,844

                 Total Non-Convertible Bonds                   13,255,092

                 Bonds in Reorganization (.26%)

  2,900,000     #Lomas Mortgage, 10.25%, 10/1/02                  431,810

                 Total Bonds in Reorganization                    431,810

                 Total Bonds (Cost $26,810,585)                28,633,392

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 1997


SHORT-TERM INVESTMENTS (17.48%)

   Principal
    Amount                                                        Value

                 Commercial Paper (15.62%)

$ 6,000,000      American Express Credit Corp.,
                 5.541%, 10/6/97                            $   6,000,000
  6,000,000      Ford Motor Credit Corp.,
                 5.535%, 10/28/97                               6,000,000
  7,000,000      General Electric Credit Corp.,
                 5.525%, 10/16/97                               7,000,000
  7,000,000      Household Finance Corp.,
                 5.535%, 10/22/97                               7,000,000

                 Total Commercial Paper                        26,000,000

                 Other Short-Term Investments (1.86%)

                 Rodney Square Money Market                     3,087,020

                 Total Other Short-Term Investments             3,087,020

                 Total Short-Term Investments
                     (Cost $29,087,020)                        29,087,020

                 Total Investments in Securities (100.17%)
                     (Cost $132,255,302)                      164,757,356

                 Other Assets Less Liabilities ((.17%))          (283,332)

                 Total Net Assets (100%)                     $164,474,024

*Non-income producing securities
+144A securities, representing 3.26% of net assets
#Non-income producing, illiquid security, representing .26% of net assets

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1997


Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate. Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days may be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Advisor as directed by the Board of Directors.

                        GREENSPRING FUND, INCORPORATED
                         PERFORMANCE SINCE INCEPTION

                        HOW $10,000 INVESTED ON 7/1/83
                              WOULD HAVE GROWN*
                                  (GRAPH)

                        7/83                $10,000.00
                       12/83                 11,223.00
                       12/84                 12,691.50
                       12/85                 15,238.00
                       12/86                 17,127.10
                       12/87                 19,303.70
                       12/88                 22,389.30
                       12/89                 24,761.70
                       12/90                 23,149.94
                       12/91                 27,626.00
                       12/92                 32,190.40
                       12/93                 36,905.90
                       12/94                 37,951.70
                       12/95                 45,081.70
                       12/96                 55,291.30
                        9/97                 67,465.80

*Figures include changes in principal value, reinvested dividends, and capital gain distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended September 30, 1997 were 32.85%, 17.17% and 12.49%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                        Greenspring Fund, Incorporated
                        2330 West Joppa Road, Suite 110
                             Lutherville, MD 21093
                                (410) 823-5353
                                (800) 366-3863

                                  DIRECTORS
                        Charles vK. Carlson, Chairman
                              William E. Carlson
                                 David T. Fu
                              Michael J. Fusting
                              Michael T. Godack
                             Richard Hynson, Jr.

                                  OFFICERS
                             Charles vK. Carlson
                     President and Chief Executive Office

                              Michael T. Godack
                      Sr. Vice President and Secretary

                              Michael J. Fusting
                    Vice President, Treasurer, and Chief
                              Financial Officer

                              INVESTMENT ADVISOR
                     Key Equity Management Corporation
                      2330 West Joppa Road, Suite 108
                         Lutherville, MD 21093-7207

                               TRANSFER AGENT
                   Rodney Square Management Corporation
                   1105 North Market Street, Third Floor
                            Wilmington, DE 19890
                               (800) 576-7498

                                 CUSTODIAN
                         Wilmington Trust Company
                         1100 North Market Street
                           Wilmington, DE 19890

                         INDEPENDENT ACCOUNTANTS
                         Coopers & Lybrand L.L.P.
                         217 East Redwood Street
                         Baltimore, MD 21202-3316

                              LEGAL COUNSEL
                   DeMartino Finkelstein Rosen & Virga
                           1818 N Street, N.W.
                        Washington, DC 20036-2492